UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2025, Flex Ltd. (the “Company”) completed its sale of $150,000,000 aggregate principal amount of its 5.250% Notes due 2032 (the “Additional 2032 Notes”) and $600,000,000 aggregate principal amount of its 5.375% Notes due 2035 (the “2035 Notes” and, together with the Additional 2032 Notes, the “Notes”). The Additional 2032 Notes constitute a further issuance of, and will be consolidated and form a single series with, the $500,000,000 aggregate principal amount of 5.250% Notes due 2032 issued by the Company on August 21, 2024 (the “Existing 2032 Notes” and, together with the Additional 2032 Notes, the “2032 Notes”). The offer and sale of the Notes was registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-281573), filed with the Securities and Exchange Commission (the “Commission”) on August 15, 2024. A prospectus supplement relating to the offer and sale of the Notes was filed with the Commission on November 12, 2025.

The Additional 2032 Notes were issued under an Indenture, dated as of June 6, 2019 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as successor in interest to U.S. Bank National Association, as supplemented by the Sixth Supplemental Indenture, dated as of August 21, 2024 between the Company and the Trustee (the “Sixth Supplemental Indenture”), as further supplemented by the Seventh Supplemental Indenture, dated as of November 13, 2025 between the Company and the Trustee (the “Seventh Supplemental Indenture” and, together with the Base Indenture and the Sixth Supplemental Indenture, the “2032 Reopening Indenture”). The 2035 Notes were issued under the Base Indenture, as supplemented by the Eighth Supplemental Indenture, dated as of November 13, 2025 between the Company and the Trustee (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “2035 Notes Indenture;” and the 2035 Notes Indenture together with the 2032 Reopening Indenture are referred to as the “Indentures”).

Interest on the Additional 2032 Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2026. The Additonal 2032 Notes will mature on January 15, 2032. Interest on the 2035 Notes is payable on May 13 and November 13 of each year, beginning on May 13, 2026. The 2035 Notes will mature on November 13, 2035. The Company may, at its option, redeem some or all of the 2032 Notes at any time by paying the applicable redemption prices set forth in the 2032 Reopening Indenture, and the Company may, at its option, redeem some or all of the 2035 Notes at any time by paying the applicable redemption prices set forth in the 2035 Notes Indenture. In addition, holders of the Notes of either series may require the Company to repurchase their Notes upon the occurrence of a change of control repurchase event (as defined in the applicable Indenture), unless the Company has previously exercised its right to redeem such Notes as described above. The Notes are senior unsecured obligations of the Company and rank equally with all of the Company’s other existing and future senior and unsecured indebtedness. The Indentures contain certain limited covenants restricting the Company’s ability to incur certain liens, enter into certain sale and leaseback transactions and merge or consolidate with any other entity or convey, transfer or lease all or substantially all of the Company’s properties and assets to another person, which, in each case, is subject to a number of significant limitations and exceptions. The Indentures contain certain other covenants, events of default and other customary provisions.

From time to time in the ordinary course of business, the Trustee and affiliates of the Trustee have engaged in and may in the future engage in commercial banking, investment banking and other commercial transactions and services with the Company and its subsidiaries for which they have received or will receive customary fees and commissions. For example, an affiliate of the Trustee is a lender under the Company’s revolving credit facility, an affiliate of the Trustee is one of the underwriters for the offering and sale of the Notes, and the Trustee is the trustee under the indentures governing the Company’s 3.750% Notes due 2026, 6.000% Notes due 2028, 4.875% Notes due 2029, 4.875% Notes due 2030 and the Existing 2032 Notes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and the Sixth Supplemental Indenture, which are incorporated by reference as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, the Seventh Supplemental Indenture, which is filed as Exhibit 4.3 to this Current Report on Form 8-K, the Eighth Supplemental Indenture, which is filed as Exhibit 4.4 to this Current Report on Form 8-K and the Notes, the forms of which are filed as Exhibits 4.5 and 4.6 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On November 10, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and PNC Capital Markets LLC, as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, the Notes. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with the sale of the Notes and for customary contribution provisions in respect of those liabilities.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of November 10, 2025, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and PNC Capital Markets LLC, as representatives of the underwriters named in Schedule 1 thereto

4.1	Indenture, dated as of June 6, 2019, by and between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 6, 2019) (SEC File No. 000-23354)

4.2	Sixth Supplemental Indenture, dated as of August 21, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on August 21, 2024) (SEC File No. 000-23354)

4.3	Seventh Supplemental Indenture, dated as of November 13, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee

4.4	Eighth Supplemental Indenture, dated as of November 13, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as trustee

4.5	Form of 5.250% Global Note due 2032 (included in Exhibit 4.3)

4.6	Form of 5.375% Global Note due 2035 (included in Exhibit 4.4)

5.1	Opinion of Allen & Gledhill LLP

5.2	Opinion of Venable LLP

23.1	Consent of Allen & Gledhill LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date: November 13, 2025	By:	/s/ Kevin Krumm
		Name:	Kevin Krumm
		Title:	Chief Financial Officer

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